UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐    Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
Ingredion Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! Vote Virtually at the Meeting* May 21, 2025 8:00 a.m. Central Daylight Time Virtually at: www.virtualshareholdermeeting.com/INGR2025 Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # INGREDION INCORPORATED 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154 INGREDION INCORPORATED You invested in INGREDION INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2025. Get informed before you vote View our Notice and Proxy Statement and our Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 20, 2025 11:59 PM EDT. For shares held in a Plan, vote by May 16, 2025 11:59 PM EDT. V66644-P21068-Z88834 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. V66645-P21068-Z88834 1. To elect the 11 nominees nominated by the Company’s Board of Directors to serve as directors, each for a term of one year. Nominees: 1a. David B. Fischer For 1b. Rhonda L. Jordan For 1c. Gregory B. Kenny For 1d. Charles V. Magro For 1e. Victoria J. Reich For 1f. Catherine A. Suever For 1g. Stephan B. Tanda For 1h. Jorge A. Uribe For 1i. Patricia Verduin For 1j. Dwayne A. Wilson For 1k. James P. Zallie For 2. To approve, by advisory vote, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: To transact other business, if any, that is properly brought before the meeting or any adjournment or postponement thereof.